UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 14, 2005
                Date of Report (Date of Earliest Event Reported)

                               CONVERA CORPORATION
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             (Exact name of registrant as specified in its charter)

Delaware                        000-31989                       54-1987541

(State or other                  (Commission File No.)         (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)

                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 22182
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              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (703) 761-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 _____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

On November 14 2005, the Board of Directors of Convera Corporation (the "Company") approved a new employment agreement for the Company's President and Chief Executive Officer, Patrick C. Condo. Mr. Condo's employment agreement provides for an at-will employment arrangement, under which his annual base salary is $480,000 and he is eligible for a bonus of up to $200,000 per fiscal year based upon performance targets to be established by the Company's Board of Directors. In addition, Mr. Condo's employment agreement reflects the severance arrangements previously approved by the Company's Board of Directors and disclosed in the Company's Form 8-K dated October 24, 2005, which was filed with the Securities and Exchange Commission on October 28, 2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                             CONVERA CORPORATION


                                              By: /s/ JOHN R. POLCHIN
                                                  John R. Polchin
                                                  Chief Financial Officer

Date: November 16, 2005